Exhibit 99.2

                   SETTLEMENT AGREEMENT AND MUTUAL RELEASES

      THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASES (the "Agreement") is made and entered into this 9th day of February, 2007, among RUFUS T. DORSEY, IV (the "Examiner"), Court-approved Examiner for NewPower Holdings, Inc. and TNPC Holdings, Inc,, and LANNA LEE, formerly known as Lanna Pai ("Lee"), an individual residing in Houston, Texas.

                                   RECITALS

      The Examiner represents that NewPower Holdings, Inc. ("Holdings"), TNPC Holdings, Inc. ("TNPC") and The New Power Company ("New Power"; Holdings, TNPC, and New Power are hereinafter referred to collectively as the "New Power Parties"), each a Delaware corporation, were created for the stated purpose of conducting retail marketing and sale of natural gas and electricity to residential, commercial and industrial customers nationwide and that Holdings and TNPC are holding companies, while New Power was an operating company.

      The Examiner represents that the corporate existence of the New Power Parties began with the incorporation by Enron Corp. ("Enron") of EMW Energy Services Corp. ("EMW") as a Delaware corporation on November 17, 1999, and that EMW originally was a wholly-owned subsidiary of Enron Energy Services, LLC.

      The Examiner represents that, when EMW was formed in November, 1999, Lou
L. Pai ("Pai") became, the Chairman of the EMW (later to become Holdings) Board of Directors. The Examiner represents that, in September, 2001, Pai resigned as Chairman of the Board and, in February, 2002, resigned from the Holdings Board entirely.

      The Examiner represents that, during the period from January, 2000 through November, 2000, BMW and its immediate successor, TNPC, Inc., conducted two (2) private offerings and one (1) public offering of common stock and warrants and that, in connection with these offerings, EMW ultimately was reorganized into the New Power Parties, with these equity interests being held in Holdings, the parent holding company of the New Power Parties.

      The Examiner represents that, in July, 2000, Pai received what, after a 200/1 stock split, became 2,064,400 shares of stock of TNPC, Inc., the successor of EMW. The Examiner represents that Pai subsequently acquired additional shares of TNPC, Inc. and then Holdings stock.

      On June 11, 2002 (the "New Power Petition Date"), the New Power Parties filed voluntary petitions for bankruptcy relief in the United States Bankruptcy Court for the Northern District of Georgia (the "New Power Bankruptcy Court"), styled as )n re The New Power Company et al., Case Nos. 02-10835 through 02-10837 (the "New Power Bankruptcy Case"). The New Power Bankruptcy Case is still pending.

      Prior to the New Power Petition Date, Pai transferred to Lee, his former wife, 1,032,000 of the shares in Holdings which the Examiner represents Pai initially received from TNPC, Inc, the immediate successor of EMW (the "Lee Shares").

      Lee represents that on or about March 22, 2002, Lee delivered the Certificates (as such term is defined below) to the Tender and Exchange Department of The Bank of New York ("TBNY"), pursuant to instructions received by Lee after her execution of a certain Tender Agreement dated as of February 20, 2002 (the "Tender Agreement"), by and among Centrica plc, a limited company organized under the laws of England and Wales (referred to as "Buyer" in the Tender Agreement) and Lee (referred to as "Equity Holder" in the Tender Agreement). Lee represents that she delivered the Certificates to TBNY based upon information and belief that the following was true and correct: (i) that Windsor Corporation was a wholly-owned subsidiary of Centrica plc and had made an offer to purchase, dated March 1, 2002, (the "Offer to Purchase") any and all outstanding shares of common stock, par value $.01 per share, of Holdings;
(ii) that Windsor Acquisition Corporation was likely the "Acquisition Sub" defined in the Tender Agreement; and (iii) that TBNY was the depository under the Offer to Purchase, Lee represents, upon information and belief, that Holdings was not acquired and that the Tender Agreement is null and void and of no further force or effect, and Lee represents that the Certificates were not returned to her.

      Lee represents and warrants that, as of the execution and delivery of this Agreement, she is the sole owner of the Certificates and the Lee Shares, that she has not assigned or conveyed, or purported to assign or convey, voluntarily or involuntarily, or by operation of law, the Certificates or the Lee Shares, and that the Certificates and the Lee Shares are not subject to any encumbrance, claim, lien or interest in favor of a third party,

      On December 2, 2002, the United States Trustee filed a motion in the New Power Parties' bankruptcy case seeking the appointment of an examiner for Holdings and TNPC. By Order entered January 13, 2003 (as amended, the "Examiner Order"), the New Power Bankruptcy Court granted the United States Trustee's motion and directed the appointment of an examiner.

      On January 16, 2003, the United States Trustee appointed the Examiner, and, by Order entered January 16, 2003, the New Power Bankruptcy Court approved the Examiner's appointment.

      On February 12, 2003, the New Power Parties filed a Second Amended Chapter 11 Plan (the "Second Amended Plan"). That same day the New Power Bankruptcy Court confirmed the Second Amended Plan solely as this plan related to New Power and continued the confirmation hearing with respect to Holdings and TNPC.

      On February 28, 2003, the New Power Bankruptcy Court entered an order confirming the Second Amended Plan with respect to New Power, On August 15, 2003, the New Power Bankruptcy Court entered an order confirming the Second Amended Plan with respect to Holdings and TNPC.


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

      After the "Effective Date" under the Second Amended Plan, the New Power Bankruptcy Court entered two separate orders (the "Interim Distribution Orders") approving interim distributions to holders of equity interests in Holdings,

      Lee's entitlement to receive such distributions was disputed by the Examiner, and, pursuant to the Interim Distribution Orders, such distributions were placed in a reserve account ("Reserve Account") pending resolution of such dispute.

      During the course of the New Power Bankruptcy Case, the Examiner conducted his investigation relating to Lee and filed an objection to the allowance of the Lee Shares.

      The parties wish to avoid the risks and expenses attendant to the litigation and disputes among them, without anyone admitting fault, liability or wrongdoing, and to settle, once and forever, the rights, claims and demands which one has against or may have against the other as set forth in this Agreement.

      NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid each to the other, the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

      1. Definitions. In addition to the terms defined elsewhere in the Agreement, any capitalized terms shall have the meanings ascribed to them as set forth below:

      Approval Order shall mean an Order entered by the New Power Bankruptcy Court in the New Power Bankruptcy Case in substantially the form of Exhibit A, attached hereto, approving this Agreement after such notice to creditors and other parties in interest and a hearing as deemed appropriate by the New Power Bankruptcy Court.

      Bankruptcy Code shall mean Title 11 of the United States Code, as now in effect and as hereafter amended to the extent such amendments are applicable to the New Power Bankruptcy Case.

      Bankruptcy Rules shall mean the Federal Rules of Bankruptcy Procedure and the local rules of the New Power Bankruptcy Court, as now in effect or as hereafter amended to the extent such amendments apply to the New Power Bankruptcy Case.

      Certificates shall mean each and every certificate evidencing the Lee Shares.

      Claim shall have the meaning set forth in Section 101(5) of the Bankruptcy Code.

      Confirmation Orders shall mean the Orders entered February 28, 2003 and August 15, 2003 by the New Power Bankruptcy Court confirming the Second Amended Plan.

      Effective Date shall mean the date on which the condition to this Agreement set forth in Section 2 hereto is satisfied.

      Final Order shall mean an order of a court after which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or any other proceedings for reargument or rehearing shall then be pending or, as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the parties or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order shall have been determined by the highest court to which such order was appealed, or certiorari, reargument or rehearing shall have been denied and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Mule 60 of the Federal Rules of Civil Procedure, or any comparable rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

      Interest shall mean the rights of an equity owner of Holdings in whatever form, including common stock, preferred stock and any warrants, options or other rights to purchase, sell or subscribe to Holdings common or preferred stock.

      Person shall mean any individual, partnership, corporation, limited liability company, limited liability partnership, joint venture, trust, or unincorporated organization or association, any "doing business as" entity, any other form of business or commercial entity, or a government or any governmental agency or political subdivision.

      2. Condition to Settlement. Except as otherwise stated herein, notwithstanding the parties' execution and delivery of this Agreement, the Agreement shall not be effective and shall not be binding upon any of the parties unless and until the Approval Order becomes a Final Order.

      3. Lee Settlement. By no later than ten (10) days after the Approval Order becomes a Final Order, Holdings shall disburse to Lee the amount of $500,000 (the "Settlement Payment") out of the Reserve Account in full and complete satisfaction of any claim against, interest in or entitlement to distribution from any of the New Power Parties, their respective estates, or the Reserve Account. The Settlement Payment shall be delivered pursuant to the wire instructions contained in Schedule I attached hereto, Subject to and conditioned upon receipt by Lee of the Settlement Payment, Lee hereby assigns, transfers and conveys all right, title and interest in and to the Certificates and the Lee Shares to Holdings. Lee hereby agrees that in the event she obtains possession of the Certificates, she will promptly deliver the Certificates to the Examiner. Lee agrees to execute such other and further agreements and documents necessary for the purpose of assigning, transferring and conveying her right, title and interest in and to the Certificates and the Lee Shares to Holdings, including a power of attorney to transfer stock. As of the date hereof and as of the time of the execution and delivery of this Agreement by each party, Lee represents and warrants to the Examiner, as an inducement for the Examiner to enter into this Agreement, that she is the sole owner of the Certificates and Lee Shares, that she has not assigned or transferred, or purported to assign or transfer, voluntarily or involuntarily, or by operation of law, the Certificates or Lee Shares and that such Certificates and Lee Shares are not subject to any encumbrances, claim, lien or interest in favor of a third party. Lee further agrees to indemnify and hold harmless the Examiner and the New Power Parties from any and all Claims arising out of or related to the breach of any representation or warranty of Lee contained herein or any breach of this Agreement by Lee not cured in accordance with Section 6 of this Agreement.

      4. Release by Examiner of Lee Released Persons. As a further material inducement to Lee entering into this Agreement, but excepting any obligations imposed upon her by this Agreement, and effective only upon the Effective Date and receipt by Lee of the Settlement Payment, the Examiner, on behalf of himself and each of his agents, representatives, successors and assigns and all other Persons claiming by, through or under the Examiner, including each of the New Power Parties, hereby REMISES, ACQUITS AND FOREVER DISCHARGES Lee and her attorneys, insurers, employees, agents, representatives, heirs, and assigns (collectively, the "Lee Released Persons") of and from all manner of Claims which the Examiner ever had, now has, or claims to have, either directly or indirectly, in whole or in part, against any of the Lee Released Persons related to or arising out of the Lee Shares or the New Power Bankruptcy Case, The Examiner hereby covenants that he will not sue any of the Lee Released Persons for, or raise in any way against any of the Lee Released Persons, any such Claims; provided, however, that nothing in this section is intended, or shall be deemed, to release (i) any Claim arising from a breach of this Agreement by Lee; or (ii) any Claim the-Examiner or the New Power Parties may have against any Person other than the Lee Released Persons.

      5. Release by Lee. As a further material inducement to the Examiner entering into this Agreement, but excepting any obligations imposed upon him by this Agreement, and effective only upon the Effective Date and receipt by Lee of the Settlement Payment, Lee, on behalf of herself and her agents, heirs, representatives, successors and assigns and all other Persons claiming by, through or under Lee, hereby REMISES, ACQUITS AND FOREVER DISCHARGES each of the New Power Parties and the Examiner and their respective officers, directors, members, attorneys, insurers, partners, employees, agents, representatives, successors and assigns (collectively, the "New Power/Examiner Released Persons"), of and from all manner of Claims which Lee ever had, now has, or claims to have, either directly or indirectly, in whole or in part, against any of the New Power/Examiner Released Persons related to or arising out of the Lee Shares or the New Power Bankruptcy Case, and Lee hereby covenants that she will not sue any of the New Power/Examiner Released Persons for, or raise in any way against any of the New Power/Examiner Released Persons, any such Claims; provided, however, that nothing in this section is intended, or shall be deemed, to release (i) any Claim arising from a breach of this Agreement by any of the New Power/Examiner Released Persons; (ii) any Claim Lee may have against Pai; or (iii) any Claim Lee may have against any Person other than the New Power/Examiner Released Persons.

      6. Opportunity to Cure. Upon a breach of this Agreement by any party hereto (the "Defaulting Party"), any other party may send a written notice of such breach to the Defaulting Party and shall send a copy of such notice to each other party to this Agreement, all in accordance with Section 10 of this Agreement. The Defaulting Party shall have ten (10) days from his or her receipt of such notice to cure the breach. If the Defaulting Party fails to cure his or her breach within such 10-day period, the other party may exercise any and all remedies available to them under applicable law on account of such breach.

      7. Effectiveness or Releases. The releases of Claims in Sections 4 and 5 of this Agreement are intended to be mutual, and notwithstanding anything to the contrary set forth in this Agreement, no release by one party (the "Releasing Party") of any Claims shall be effective and enforceable as to another party until the release by such other party of any Claims against the Releasing Party is effective and enforceable.

      8. Effectiveness of Agreement. In the event that the condition set forth in Section 2 fails to be satisfied, no provision of this Agreement, including the releases set forth in Sections 4 and 5, shall be of any force or effect,

      9. Reservations. Nothing in this Agreement is intended, or shall be construed, to release or waive any Claim the Examiner may be authorized to investigate or assert under the Examiner Order against any Person other than the Lee Released Persons, and the Examiner expressly reserves all rights; remedies, objections, powers and Claims against any Person other than the Lee Released Persons. Nothing in this Agreement is intended, or shall be construed, to release or waive any Claim Lee may have against any Person other than the New Power/Examiner Released Persons, and Lee expressly reserves all rights, remedies, objections, powers and Claims against any Person other than the New Power/Examiner Released Persons.

      10. Notices. All notices, requests and demands to or upon a party shall be in writing and sent by certified mail, return receipt requested, personal delivery against receipt or by. telecopier or other facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered against receipt or three business day after deposit in the United States mail, postage pre-paid, or in the case of facsimile transmission, when received at the office of the noticed party, addressed as follows:

         If to Examiner:            Rufus T. Dorsey, IV, Esq.
                                    Parker Hudson Rainer & Dobbs LLP
                                    285 Peachtree Center Avenue
                                    500 Marquis Two Tower
                                    Atlanta, Georgia 30303
                                    Telecopy: (404) 522-8409

         With a copy to;            Jack C. Basham, Jr., Esq,
                                    Parker Hudson Rainer & Dobbs LLP
                                    285 Peachtree Center Avenue
                                    1500 Marquis Two Tower
                                    Atlanta, Georgia 30303
                                    Telecopy: (404) 522-8409

         If to Lee:                 Ms. Lanna Lee
                                    2121 Kirby Drive, #15
                                    Houston, Texas 77019-6064


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

         With a copy to:            Paul M. Alexander, Esq.
                                    Miller & Martin PLLC Suite 800
                                    1170 Peachtree Road, N.E.
                                    Atlanta, Georgia 30309-7706
                                    Telecopy: (404) 962-6300

         And a copy to:             Warren Cole, Esq.
                                    Piro Lilly & Cole, L.L.P.
                                    1400 Post Oak, Suite 600
                                    Houston, Texas 77056
                                    Telecopy: (713) 966-4466

Any party may change the address at which that party shall receive notice or the name of the person receiving a copy of such notice by furnishing the other parties ,a change of address or change of person receiving copies of notice in the manner set forth herein for the giving of notices. A notice of change of address or change of person receiving copies shall become effective ten (10) days after delivery:

      11. Court Approval of Agreement. The parties shall cooperate in filing a motion in the New Power Bankruptcy Case seeking approval of this Agreement promptly but in no event later than ten (10) days from the date hereof,

      12. No Admission of Liability. This Agreement shall not in any way be construed as an admission by any party of any acts of misconduct whatsoever against another party or any other Person, and all parties specifically disclaim any liability to another party or any other Person, except as otherwise stated herein. Neither this Agreement nor any action taken pursuant to this Agreement shall be offered or received in evidence in any action or proceeding as an admission of liability or wrongdoing of any nature on the part of any party. The parties specifically acknowledge and agree that this Agreement is made to compromise and settle the parties' respective rights, defenses and Claims and that this Agreement cannot be introduced into evidence in any action or proceeding filed in any court, or in any arbitration or other administrative proceeding, except to enforce the terms of the Agreement or to advise a court or judicial or administrative other tribunal, arbitrator or mediator of the reason for any delay in asserting Claims. Neither this Agreement nor any action taken pursuant hereto shall be construed in any way to be a waiver by any party of any legal or constitutional right or privilege except as stated in this Agreement.

      13. Authority. Each of the parties represents and warrants to the others that he or she has full power and authority to enter into this Agreement, subject to approval of the New Power Bankruptcy Court, and that the Agreement, once executed and delivered by each party and approved by a Final Order of the New Power Bankruptcy Court, will be a valid and binding obligation of that party enforceable against him or her in accordance with the Agreement's terms.

      14. Certain Representations and Warranties. Each of the parties represents and warrants to the others, as an inducement for the others to enter into this Agreement, that:

      a. Such party has read and understands all of the terms and conditions set forth in this Agreement;

      b. Such party has had the benefit of legal counsel of his or her choosing in deciding to execute this Agreement;

      c. Such party, without promise of benefit other than as set forth herein, is voluntarily entering into this settlement;

      d. Such party is the owner of all Claims to be released by him or her herein, has not assigned or transferred, or purported to assign or transfer, voluntarily or involuntarily, or by operation of law, any of the Claims released by him or her hereunder or any portion thereof, and will indemnify and hold harmless the others from any and all Claims so assigned or transferred in breach hereof;

      e. There is good and valid consideration to support such party's entering into this Agreement and to bind such party by the terms and conditions of this Agreement;

      f. Such party was not coerced, threatened or otherwise forced to sign this Agreement, and his or her signature appearing hereinafter is voluntary and genuine and was duly and validly authorized and given; and

      g. In deciding to enter into this Agreement, such party has conducted his or her own investigation and due diligence with respect to the Lee Shares and the Examiner's objection to the allowance of the Lee Shares and has made his or her decision based upon such investigation and due diligence and, except as expressly stated herein, has not relied upon or been induced by any statement or representation made by the other party, including, without limitation, any statement or representation set forth in the Recitals to this Agreement.

      15. Parties to Bear Own Costs. Except as stated in this Agreement, each party to this Agreement shall bear his or her own coats (including attorneys' fees) incurred in connection with the negotiation, preparation and execution of this Agreement and any other agreements or instruments executed in accordance with the terms of this Agreement.

      16. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement, and the signature pages from any counterpart may be appended to any other counterpart to assemble fully-executed counterparts. Counterparts of this Agreement also may be exchanged via electronic facsimile machines, and an electronic facsimile of any party's signature shall be deemed to be an original signature for all purposes.

      17. Entire Agreement. This Agreement sets forth all of the promises, covenants, agreements, conditions and understandings between the parties with respect to the subject matter hereof and supercedes all prior and contemporaneous agreements, understandings, inducements or conditions, express or implied. Each party specifically warrants that this Agreement is executed without reliance upon any statement or representation by any other party hereto, except as expressly stated herein.


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

      18. Amendment. The terms of this Agreement shall not be altered, amended, modified or otherwise changed in any respect except by a writing duly executed by all the parties hereto and approved, if necessary or appropriate, by the New Power Bankruptcy Court.

      19. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      20. Binding Agreement. This Agreement shall be binding upon the parties, and their respective representatives, successors and assigns, and shall similarly inure to the benefit of their respective representatives, successors and assigns.

      21. No Third-Party Beneficiaries. No Person other than the parties hereto and their respective successors, assigns and representatives and any other Person identified or referred to in Sections 3, 4 and 5 of this Agreement, and only as to those Sections, is intended to be a beneficiary of this Agreement.

      22. Construction. Should any provision of this Agreement require interpretation, the parties agree that the judicial body or arbitration forum interpreting or construing such provision shall not apply any assumption that the terms of this Agreement shall be more strictly construed against any party because of the rule of construction that an instrument is to be construed more strictly against the drafting party, each party hereby acknowledging and agreeing that all parties and their respective agents have participated in the preparation of this Agreement.

      23. Section Headings; References; Gender and Number. The titles of the Sections herein have been inserted as a matter of convenience and for reference only and shall not control or affect the meaning or construction of any of the terms of the provisions herein. Whenever reference is made in this Agreement to any Section, such reference shall be deemed to apply to the specified Section of this Agreement. Words of any gender used in this Agreement shall be deemed to include the other gender or the neuter, and words in the singular shall be deemed to include the plural and the plural to include the singular when the sense requires.

      24. Governing Law. This Agreement shall be construed under and governed by the internal laws of the State of Georgia.

      25. No Waiver. No failure of a party to notify the other party of any default shall prejudice any remedy for any subsequent defaults. No failure of a party to insist cm strict compliance by another party with his or her obligations under this Agreement and no custom or practice of the parties in variance with the terms of this Agreement shall constitute a waiver of the party's right to demand exact compliance with the Agreement's terms. Any waiver by a party of a default shall be limited to the particular instance and shall not operate or be deemed to waive any further default.

      IN WITNESS WHEREOF, the parties have set their hands and seals, or their appropriate officer or agent has executed this Agreement, on the date first written above.


                                    /s/ Rufus T. Dorsey, IV
                                    --------------------------------------------
                                    RUFUS T. DORSEY, IV
                                    Court-Approved Examiner of NewPower
                                    Holdings, Inc. and TNPC Holdings, Inc.


                                    /s/ Lanna Lee
                                    --------------------------------------------
                                    LANNA LEE


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